                                                                   Exhibit 99.1

                              WESTFIELD PORTFOLIO
                        South Shore Mall, Bay Shore, NY
                         Downtown Plaza, Sacramento, CA
                        Eastland Center, West Covina, CA

                                  $215,780,000


LEHMAN BROTHERS                                              Warburg Dillon Read

Notice to All Potential Investors
================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, securities backed by the mortgage loans mentioned herein or derivatives thereof (including options).

INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY MORTGAGE ASSETS OR REAL PROPERTIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS AND PROPERTIES. INFORMATION IN THIS MATERIAL REGARDING ANY MORTGAGE ASSETS OR REAL PROPERTIES DISCUSSED HEREIN OR OTHERWISE, IS SUBJECT TO COMPLETION AND CHANGE AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL OFFERING MEMORANDUM FOR ANY RELATED SECURITIES ACTUALLY SOLD TO YOU.


LEHMAN BROTHERS                                              Warburg Dillon Read

Overview
================================================================================

o     Transaction Overview

o     Sponsorship

o     Loan Summary

o     Consolidated Portfolio

      -     Property Information
      -     Sales Highlights
      -     In-Line Lease Rollover Profile
      -     Financial Highlights

o     South Shore Mall

      -     Property Highlights
      -     Sales Highlights
      -     In-Line Lease Rollover Profile
      -     Financial Highlights
      -     Competitive Retail Properties

o     Downtown Plaza

      -     Property Highlights
      -     Sales Highlights
      -     In-Line Lease Rollover Profile
      -     Financial Highlights
      -     Competitive Retail Properties

o   Eastland Center

      -     Property Highlights
      -     Sales Highlights
      -     In-Line Lease Rollover Profile
      -     Financial Highlights
      -     Competitive Retail Properties


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Transaction Overview
================================================================================

o     $215,780,000 first mortgage loan

      -     Expected shadow rating of BBB
      -     10 year term (ARD)
      -     fixed interest rate of 8.177%
      -     30-year amortization
      -     Hyper-amortization feature

o The loan is secured by fee simple interests in three properties that are cross-collateralized and cross-defaulted: South Shore Mall, Downtown Plaza, and Eastland Center. The loan is also secured by a leasehold interests in one 7,500 sf parcel of Downtown Plaza which is leased from the State of California and a parcel leased from Federated.

      - South Shore Mall, a 1,143,112 square foot super-regional mall located in Bay Shore, New York, opened in 1963 and was renovated in 1997. It is anchored by Sears, Lord & Taylor, Macy's and JC Penney and includes 285,851 square feet of in-line space.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Transaction Overview (cont'd)
================================================================================

      - Downtown Plaza, also a super-regional mall encompassing 1,191,347 square feet including 908,414 square feet of retail space and 282, 933 square feet of office, is located in the CBD of Sacramento, California. The retail component of the complex was constructed in 1971 and the three office buildings in 1972, 1976 and 1981, respectively. The retail mall was last renovated in 1993. Anchors include Macy's and Macy's Men's and Furniture in addition to 404,914 square feet of in-line space and 282,933 square feet of office space.

      - Eastland Center, a 846,781 square feet power center, is located in West Covina, California. The property was originally opened in 1957 as a two-level regional center and was renovated in 1998. Target, Burlington Coat Factory and Mervyns anchor the center, with additional in-line tenants comprising 544,981 square feet.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Transaction Overview (cont'd)
================================================================================

o All three properties are owned and managed by Westfield America, the third largest regional mall REIT (based on owned GLA) in the United States. Westfield owns or has an interest in 56 properties, including 35 regional and super-regional malls branded as "Westfield Shoppingtowns". The Westfield Shoppingtowns include clusters of retail centers in metropolitan markets of eight states.

o     The loan features investment grade characteristics:

      -     Initial aggregate loan-to-appraised value of 53%
      - DSCR of 1.52x (1.69x at the anticipated repayment date based on a projected loan balance of $193.8 million) utilizing underwritten net cash flow and the loan constant of 8.95%

o     Structural features include:

      -     Hard lockbox for debt service, taxes, insurance and ground rent
      - Reserves for tenant improvements, leasing commissions, operating expenses and capital expenditures if the DSCR falls below 1.25x.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Sponsorship
================================================================================

o Westfield America, Inc. (NYSE: WEA) is a REIT that currently owns or holds an interest in 56 properties, including 35 regional and super-regional shopping malls and 3 power centers. These properties comprise 35.9 million square feet of retail space and are located in eight different states.

o Westfield America, Inc. is the third largest regional mall REIT (based on owned GLA) in the United States.

o Westfield America, Inc. is externally managed by Westfield Corporation, Inc., a U.S. subsidiary of Westfield Holdings Limited, Sidney, Australia, all part of the Westfield Group ("Westfield").

o Westfield acts as a developer, architect, builder, property manager and funds manager for an $11.1 billion portfolio of shopping center assets that comprise 60.3 million square feet of retail space. The market capitalization of the entities that make up Westfield was $8.9 billion as of June 30, 1999.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Loan Summary
================================================================================

o     Loan Amount:                      $215,780,000 split into two notes:
                                        $177,100,000 A Note & $38,680,000 B Note

o     Loan Description:                 Three cross-collateralized and cross-
                                        defaulted fixed rate loans secured by
                                        first lien fee and leasehold, first lien interests in three properties. However, payments on B Note are subordinate to payments on the A Note.

o     Collateral:                       Portfolio consisting of two regional
                                        malls(1) and one retail power center

o     Borrowers:                        Separate special purpose, bankruptcy
                                        remote entities for each collateral
                                        asset

(1) All retail anchors with the exception of Macy's and Macy's Men's & Furniture stores, which own their own pad and improvements at the Downtown Plaza property, are collateral for the loan.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Loan Summary (cont'd)
================================================================================

o     Sponsor:                          Westfield America Limited Partnership

o     Interest Rate:                    8.177%

o     Anticipated Repayment Date:       December 11, 2009

o     Final Maturity Date:              December 11, 2029

o     Amortization:                     30 years; hyper-amortization(1)
                                        commencing after the Anticipated
                                        Repayment Date.

o     Lockout Period:                   Later of 1) two years from
                                        securitization or 2) three years from
                                        closing

(1) The interest rate for the Westfield Mall loan after the Anticipated Repayment Date shall be fixed at the greater of: the sum of the regular interest rate plus 4%, or the sum of the yield on a US Treasury Note with a term equal to the term of the loan from the Anticipated Repayment Date to the Final Maturity Date plus 4%. After the Anticipated Repayment Date, available excess cash flow will be used to pay down any outstanding principal.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Loan Summary (cont'd)
================================================================================

o     Prepayment:                       Prepayable in whole after lockout period
                                        subject to defeasance calculated at
                                        treasuries flat. 90-day prepayment
                                        window without penalty prior to
                                        Anticipated Repayment Date.

o     Substitution:                     Substitution through defeasance or
                                        comparable property subject to rating
                                        agency approval, lender approval and
                                        maintenance of LTV and DSCR prior to
                                        substitution. Any substitute property
                                        will 1) have at least 125% of the
                                        allocated loan amount of the property
                                        being replaced and 2) not represent more than 100% of the aggregate value of the mortgaged properties prior to substitution (i.e., Eastland only).


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Loan Summary (cont'd)
================================================================================

o     Cash Management:                  Hard lockbox for debt service and tax
                                        and insurance amounts.

o     Reserves:                         If DSCR falls below 1.25x or if an event
                                        of default occurs, lockbox will be
                                        established for replacement reserves,
                                        leasing commissions and tenant
                                        improvements and operating expenses.

o     Subordinate Debt:                 None allowed


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Property Information
================================================================================

Consolidated Portfolio

----------------    ---------------  -------------   --------------  ---------------   ----------------   -------------------------
                                                                         Current          Historic
                                         Total         In-line GLA       In-Line          In-Line
    Property          Location          GLA (SF)         (SF)(1)      Occupancy(1,2)    Occupancy(1,3)            Anchors
----------------    ---------------  -------------   --------------  ---------------   ----------------   -------------------------
South Shore Mall    Bay Shore, NY      1,143,112         285,851          92.7%         87%, 81%, 92%     Macy's, Sears, JC Penney
                                                                                                              and Lord & Taylor

Downtown Plaza      Sacramento, CA     1,191,347         687,847          88.7%         87%, 91%, 91%         Macy's and Macy's
                                                                                                              Men's & Furniture

Eastland Center     West Covina, CA      846,781         544,981         100.0%        100%, 94%, 76%      Target, Burlington Coat
                                       ---------       ---------         ------        --------------        Factory and Mervyn's

TOTAL/WEIGHTED AVERAGE(4):             3,181,240       1,518,679          93.1%        92%/ 90%/ 86%

(1)   Includes 282,933 sf office space for Downtown Plaza.
(2)   Current In-Line Occupancy as of October 1999 rent roll.
(3)   Historic In-Line Occupancy shown in order of: 12/98, 12/97, 12/96.
(4) Weighted average for current and historic in-line occupancy based on each property's proportionate GLA square footage.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Property Information (cont'd)
================================================================================

Consolidated Portfolio

----------------               -------------    -----------     ---------------      ----------   ----------------   ---------
                                 Allocated       Allocated
                                   Loan           Loan Amt         Appraised                        Underwritten
    Property                     Amount (1)        PSF (1)         Value (2)             LTV       Net Cashflow(3)     DSCR
----------------               -------------    -----------     ---------------      ----------   ----------------   ---------
South Shore Mall                $88,432,000         $77           $177,400,000          50.0%       $11,361,133        1.43x

Downtown Plaza                   85,861,500         125(4)         163,200,000          53.0         12,486,865        1.62

Eastland Center                  41,486,500          49             67,000,000          62.0          5,487,080        1.48
                               ------------         ---           ------------          ----        -----------        ----

TOTAL/WEIGHTED AVERAGE:        $215,780,000         $91           $407,600,000          53.0%       $29,335,078        1.52x

(1)   Based on Total GLA square footage.
(2)   As of June 30, 1999.
(3) See Consolidated Financial Highlights section and Financial Highlights for individual properties.
(4)   Based on loan collateral square footage.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Sales Highlights
================================================================================

Consolidated Portfolio

-----------------              -----------------  ------------   --------------  -------------  -------------
                                                      1998                           1999           1999
                                   1998 Total        In-line       1999 Total    In-line Sales    Occupancy
   Property                        Mall Sales       Sales PSF     Mall Sales(1)      PSF(1)        Cost(2)
-----------------              -----------------  ------------   --------------  -------------  -------------
South Shore Mall                  $195,149,000        $384        $216,725,000        $381          14.3%

Downtown Plaza                     184,118,000         307         187,558,000         314          12.9

Eastland Center                    146,500,000         230         156,446,000         217           4.0
                                  ------------        ----        ------------        ----          ----
TOTAL/WEIGHTED AVERAGE(3):        $525,767,000        $314        $560,729,000        $299           9.3%

(1) Based on actuals for six months through 6/30/99 and borrower's projections for six months 7/1/99 through 12/31/99.
(2)   Based on trailing twelve months ending 9/30/99.
(3)   Based on proportionate retail in-line square footage for each property.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
In-Line Lease Rollover Profile(1)
================================================================================

Consolidated Portfolio

   [The following table was represented as a chart in the printed material.]

               % of GLA Expiring      Cumulative Expiration
               -----------------      ---------------------
2000                 3.9%                      3.9%
2001                 3.4%                      7.2%
2002                 6.7%                     13.9%
2003                11.9%                     25.8%
2004                 5.4%                     31.1%
2005                 6.6%                     37.8%
2006                 6.1%                     43.8%
2007                 6.4%                     50.3%
2008                 9.9%                     60.2%
2009                20.6%                     80.7%

(1)   Based upon the expiration of in-line leases currently in place.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Financial Highlights
================================================================================

Consolidated Portfolio

                                   -----------     -----------       -----------      -----------
                                                                                          UW
                                      1997             1998             1999(1)         Cashflow
                                   -----------     -----------       -----------      -----------
o     Revenue                      $39,542,997     $43,017,256       $46,490,900      $49,159,547

o     Operating Expenses            16,344,268      15,991,895        15,892,100       17,805,692
                                   -----------     -----------       -----------      -----------

o     Net Operating Income         $23,198,729     $27,025,361       $30,598,800      $31,353,855

o     TI, LC & Replacement Reserves                                                     2,018,777
                                                                                      -----------

o     Net Cash Flow                                                                   $29,335,078
                                                                                      ===========

(1)   Trailing 12 months ending September 30, 1999.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Financial Highlights (cont'd)
================================================================================

Consolidated Portfolio

Underwriting Assumptions

o     Revenues:

      -     Underwritten Base Rent is based on the 10/1/99 rent roll.
      - All additional underwritten income categories including Expense Recoveries, Percentage Rent, and Other Income are based on the borrower's 1999 budget.

o     Operating Expenses:

      - Underwritten Operating Expenses except Management Fees are based on the borrower's 1999 budget.
      - Underwritten Management Fees are calculated at 4% of EGI, less Expense Recoveries.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Financial Highlights (cont'd)
================================================================================

Consolidated Portfolio

Underwriting Assumptions (cont'd)

o     Capital Expenditures:

      -     Underwritten Replacement Reserves are $0.30 psf.
      - No leasing commissions were applied since the borrower pays them from its management fee, per the management contract.
      - No tenant improvements were applied to anchor space. In-line tenant improvements were calculated with the following assumptions:

                                  Renewal       Lease       New TI      Renewal
                 Property      Probability    Term (yrs)    ($ psf)    TI ($psf)
             ----------------  -----------    ----------    -------    ---------
             South Shore Mall      75%           10         $20.00      $10.00
             Downtown Plaza        75%           10         $17.50      $10.00
             Eastland Center       80%           12         $17.50       $8.75


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
South Shore Mall, Bay Shore (Long Island), New York
================================================================================

               [PHOTO OMITTED]
                                             [PHOTO OMITTED]


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
South Shore Mall, Bay Shore (Long Island), New York
================================================================================

                                 [MAP OMITTED]


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Property Highlights
================================================================================

South Shore Mall

o     Location:                         Bay Shore (Long Island), New York

o     Property:                         1,143,112 sf super-regional mall

o     Overall Occupancy:                98.1% as of October 1, 1999

o     In-line Occupancy:                92.7% as of October 1, 1999

o     Year Built/Renovated:             1963/ 1997 and 1998

o     Borrower's Property Interest:     Fee

o     Anchor Tenants:                   Lord & Taylor (120,000 sf), Macy's
                                        (318,804 sf), Sears (216,341 sf), JC
                                        Penney (202,116 sf)


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Property Highlights (cont'd)
================================================================================

South Shore Mall

o     Sales Figures:

      -     Estimated 1999 Total
            Sales(1):                   $216,725,000
      -     Estimated 1999
            In-Line Sales(1):           $381 psf

o     1999 Occupancy Cost(2):           14.3% of Sales

o     Appraised Value:                  $177,400,000

o     LTV:                              50% based on allocated loan amount of
                                        $88,432,000

(1) Based on six months of actuals through 6/30/99 and six months of borrower's projection 7/1/99 through 12/31/99.
(2)   Calculated trailing twelve months ending 9/30/99 for in-line space only.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Property Highlights (cont'd)
================================================================================

South Shore Mall

o     DSCR (NCF):                       1.43x(1)

o     DSCR (NCF) at ARD:                1.60x(2)

(1) Calculated based on underwritten net cash flow of $11,361,133 and annual debt service of $7,917,927.
(2) Calculated based on projected balance of $79,437,054 at the Anticipated Repayment Date.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Property Highlights (cont'd)
================================================================================

South Shore Mall

o South Shore Mall is a 1,143,112 sf super-regional shopping mall located in Bay Shore on Long Island, Suffolk County, New York. The mall was originally built in 1963. In 1997, it underwent renovations that entailed the addition of a Sears store and 40,000 sf of specialty stores. Simultaneously, the center was also renovated with a new floor, skylights and a new food court. A new Lord & Taylor store joined the center in 1998.

o The nearest competitive property to South Shore Mall is 12 miles west of it.

o The addition of Sears and Lord & Taylor combined with the mall expansion and renovation have strengthened the center's market position in the Long Island retail market. In 1998, sales increased more than 14%.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Property Highlights (cont'd)
================================================================================

                                ----------  --------  ----------  --------------
South Shore Mall                               %                    Long-Term
                                   Square   of Total    Lease     Credit Ratings
                                  Footage     GLA     Expiration   (Moody's/S&P)
                                ----------  --------  ----------  --------------
o     Anchors

      -     Macy's (Federated)    318,804    27.9%     1/31/12     Baa1 / BBB+
      -     Sears                 216,341    18.9      9/17/12       A3 / A-
      -     JC Penney             202,116    17.7      4/30/02       A3 / BBB+
      -     Lord & Taylor (May)   120,000    10.5      1/31/59       A1 / A+
                                ---------   -----
      Subtotal: Anchor Tenants    857,261    75.0%

o     Major Tenants

      -     Record Town            13,312     1.2%     7/31/07       NR / NR
      -     Lerner New York        12,158     1.1      1/31/03       A2 / A
                                ---------   -----
      Subtotal: Major Tenants      25,470     2.3%

o     Mall Stores                 260,381    22.8%

o     Total GLA                 1,143,112   100.0%


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Sales Highlights
================================================================================

                                              ------  ------   ------   ------
South Shore Mall                               1996    1997     1998     1999
                                              ------  ------   ------   ------

o    Total Mall Sales ($ million) (1)         $141.1  $150.4   $195.1   $216.7

o    In-Line Store Sales Per Square Foot (1)   $287    $339     $384     $381

o    Mall Store Occupancy Cost (2)             15.0%   16.2%    15.5%    14.3%

o    In-Line Occupancy (3)                     92.0    81.0%    87.0%    92.7%

o    Overall Occupancy (3)                     97.9%   95.1%    96.6%   98.1%(2)

(1) Does not include sales for Lord & Taylor in 1996, 1997 or 1998 and Sears in 1996 and 1997. Lord & Taylor became a tenant in 1998 and Sears in 1997. 1999 sales are estimated based on six months of actuals through 6/30/99 and six months of borrower's projections 7/1/99 through 12/31/99.
(2) For calendar year 1996, 1997, 1998 and trailing twelve months through 9/30/99.
(3)   As of 12/31/96, 12/31/97, 12/31/98 and 10/1/99.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
In-line Lease Rollover Profile(1)
================================================================================

South Shore Mall

   [The following table was represented as a chart in the printed material.]

               % of GLA Expiring      Cumulative Expiration
               -----------------      ---------------------
2000                 2.8%                      2.8%
2001                 5.3%                      8.1%
2002                 3.6%                     11.7%
2003                10.6%                     22.4%
2004                 5.4%                     27.8%
2005                11.5%                     39.3%
2006                 3.3%                     42.7%
2007                10.5%                     53.1%
2008                19.5%                     72.6%
2009                19.4%                     92.1%

(1)   Based upon the expiration of in-line leases currently in place.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Financial Highlights
================================================================================

South Shore Mall

                                        -----------     -----------      -----------       -----------
                                                                                                UW
                                           1997            1998            1999(1)           Cashflow
                                        -----------     -----------      -----------       -----------
o     Revenue                           $15,993,051     $18,004,796      $20,629,100       $20,018,090

o     Operating Expenses                  6,945,958       6,779,875        7,378,400         8,240,151
                                        -----------     -----------      -----------       -----------

o     Net Operating Income               $9,047,093     $11,224,921      $13,250,700       $11,777,939

o     TI, LC & Replacement Reserves                                                            416,806
                                                                                           -----------

o     Net Cash Flow                                                                        $11,361,133
                                                                                           ===========

(1)   Trailing 12 months ending September 30, 1999.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Financial Highlights (cont'd)
================================================================================

South Shore Mall

Underwriting Assumptions

o     Revenues:

      -     Underwritten Base Rent is based on the 10/1/99 rent roll.
      - All underwritten additional income categories including Expense Recoveries, Percentage Rent, and Other Income are based on the borrower's 1999 budget.

o     Operating Expenses:

      - Underwritten Operating Expenses except Management Fees are based on the borrower's 1999 budget.
      - Underwritten Management Fees are calculated at 4% of EGI, less Expense Recoveries.

o   TI, LC and Replacement Reserves:

      -     Underwritten Replacement Reserves are $0.30 psf.
      - Tenant improvements for in-line space are calculated based on a 10 year lease term, 75% renewal probability, $20.00 psf for new tenants, and $10.00 psf for renewals. No tenant improvements are applied to anchor space. No leasing commissions were applied since the borrower pays them from its management fee, per the management contract.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Competitive Retail Properties
================================================================================

South Shore Mall

---------------------       ------------------------     -----------------    -----------    ----------------------
      Property                      Location                 Renovated         Size (sf)      Anchor/Major Tenants
---------------------       ------------------------     -----------------    -----------    ----------------------
Sunrise Mall                     Massapequa, NY             1973 / 1993        1,200,000       Macy's, JC Penney,
                               (Twelve miles east                                               Sterns and Sears
                               of South Shore Mall)

Smith Haven Mall                 Lake Grove, NY             1969 / 1986        1,400,000      Macy's, Sterns, Sears
                            (Fifteen miles northeast                                              and JC Penney
                               of South Shore Mall)

Walt Whitman Mall                Huntington, NY           1962 / 1990 and      1,082,000     Macy's, Bloomingdales,
                               (Twelve miles west              1999                          Lord & Taylor and Saks
                               of South Shore Mall)


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Downtown Plaza, Sacramento, California
================================================================================

               [PHOTO OMITTED]
                                             [PHOTO OMITTED]


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Downtown Plaza, Sacramento, California
================================================================================

                                 [MAP OMITTED]


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Property Highlights
================================================================================

Downtown Plaza

o     Location:                         Sacramento, California

o     Property:                         1,191,347 sf open air super-regional
                                        mall/ office complex

o     Overall Occupancy:                96.0% as of October 1, 1999 (Retail)
                                        92.9% as of October 1, 1999 (Office)

o     In-line Occupancy:                93.1% as of October 1, 1999

o     Year Built/Renovated:             1971 / 1993 (Retail) 1972, 1976, 1981
                                        (Office)

o     Borrower's Property Interest:     Fee and leasehold(1)

(1) 7,500 sf parcel ground leased from the state of California, leasehold interest is subordinated to the loan.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Property Highlights (cont'd)
================================================================================

Downtown Plaza

o     Anchor Tenants(1):                Macy's (332,500 sf) and Macy's Men &
                                        Furniture (171,000 sf)

o     Sales Figures:

      -     Estimated 1999 Total
            Sales(2):                   $187,558,000
      -     Estimated 1999 In-Line
            Sales(2):                   $85,533,000 or $314 psf

o     1999 Occupancy Cost(3):           12.9% of Sales

o     Appraised Value:                  $163,200,000

o     LTV:                              53% based on allocated loan amount of
                                        $85,861,500

(1) The loan is not secured by either anchor since each anchor owns its pad and improvements.
(2) Based on six months of actuals through 6/30/99 and six months of borrower's projections 7/1/99 through 12/31/99.
(3)   Based on trailing twelve months ending 9/30/99 for in-line space only.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Property Highlights (cont'd)
================================================================================

Downtown Plaza

o     DSCR (NCF):                       1.62x(1)

o     DSCR (NCF) at ARD:                1.81x(2)

(1) Calculated based on underwritten net cash flow of $12,486,865 and annual debt service of $7,687,817.
(2) Calculated based on projected balance of $77,242,321 at the Anticipated Repayment Date.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Property Highlights (cont'd)
================================================================================

Downtown Plaza

o Downtown Plaza is a 1,191,347 square foot open-air, super-regional mall/office complex located in downtown Sacramento. The retail portion of the complex was built in 1971 and was redeveloped in 1993. The three small office buildings were added in 1972, 1976 and 1981.

o The retail component is a super-regional mall with two anchors comprised of 503,500 square feet and in-line specialty stores of 404,914 square feet.

o The property is located adjacent to the "Old Sacramento" district, a tourist attraction with restaurants and entertainment venues. The combination of tourists and the high number of downtown private sector and government office workers contributes to the daytime traffic at the center.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Property Highlights (cont'd)
================================================================================

Downtown Plaza

                                                       ----------   --------   ----------  --------------
                                                                       %                      Long-Term
                                                         Square     of Total     Lease     Credit Ratings
                                                         Footage      GLA      Expiration   (Moody's/S&P)
                                                       ----------   --------   ----------  --------------
o     Anchors

      -     Macy's (Federated) (1)                        332,500     27.9%       NAP       Baa1 / BBB+
      -     Macy's Men & Furniture (Federated) (1)        171,000     14.4        NAP       Baa1 / BBB+
                                                        ---------    -----
      Subtotal: Anchor Tenants                            503,500     42.3%

o     Major Tenants

      -     Department of Education                       186,425     15.6%      7/31/09
      -     United Artists Theater                         42,370      3.6       9/30/08
      -     24 Hour Nautilus                               30,072      2.5       1/31/10
      -     Copeland's Sports                              30,000      2.5      11/30/12
                                                        ---------    -----
      Subtotal: Major Tenants:                            288,867     24.2%

o     Mall Stores                                         304,125     25.5%
                                                                     -----
o     Office Space                                         96,508      8.1%
                                                        ---------    -----
o     Total GLA                                         1,191,347    100.0%

(1)   Not part of the collateral, tenant owns its own pad and improvements.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Sales Highlights
================================================================================

Downtown Plaza(1)

o     Total Mall Sales ($ million) (2)                    $184.1    $187.6

o     In-line Mall Store Sales Per Square Foot (2)         $307      $314

o     In-line Store Occupancy Cost (3)                     9.9%      12.9%

o     In-Line Occupancy (4)                                87.0%     93.1%

o     Overall Occupancy (4)                                89.1%     96.0%

(1) Sales information is not available for 1996 and 1997 since Westfield America did not acquire the property until November 1998.
(2) 1999 sales are estimated based on six months of actuals through 6/30/99 and six month of borrower's projections 7/1/99 through 12/31/99.
(3)   For calendar year 1998 and trailing twelve months through 9/30/99.
(4)   As of 12/31/98 and 10/1/99.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
In-Line Lease Rollover Profile(1)
================================================================================

Downtown Plaza

   [The following table was represented as a chart in the printed material.]

               % of GLA Expiring      Cumulative Expiration
               -----------------      ---------------------
2000                 7.6%                      7.6%
2001                 1.6%                      9.1%
2002                 3.1%                     12.2%
2003                14.5%                     26.7%
2004                 8.3%                     35.0%
2005                 2.8%                     37.8%
2006                12.4%                     50.2%
2007                 3.3%                     53.4%
2008                 9.4%                     62.8%
2009                30.2%                     93.0%

(1)   Based upon the expiration of in-line leases currently in place.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Financial Highlights
================================================================================

Downtown Plaza

                                             -----------        -----------        -----------        -----------
                                                                                                           UW
                                                1997               1998               1999              Cashflow
                                             -----------        -----------        -----------        -----------
o     Revenue                                $18,215,303        $18,826,826        $18,543,100        $21,044,574

o     Operating Expenses                       7,422,830          7,984,379          7,165,600          7,644,484
                                             -----------        -----------        -----------        -----------

o     Net Operating Income                   $10,792,473        $10,842,447        $11,377,500        $13,400,090

o     TI, LC & Replacement Reserves                                                                       913,225
                                                                                                      -----------

o     Net Cash Flow                                                                                   $12,486,865
                                                                                                      ===========

(1)   Trailing 12 months ending September 30, 1999.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Financial Highlights (cont'd)
================================================================================

Downtown Plaza

Underwriting Assumptions

o     Revenues:

      -     Underwritten Base Rent is based on the 10/1/99 rent roll.
      - All underwritten additional income categories including Expense Recoveries, Percentage Rent and Other Income are based on the borrower's 1999 budget.

o     Operating Expenses:

      - Underwritten Operating Expenses except Management Fees are based on the borrower's 1999 budget.
      - Underwritten Management Fees are calculated at 4% of EGI, less Expense Recoveries.

o   TI, LC and Replacement Reserves:

      -     Underwritten Replacement Reserves are $0.30 psf.
      - Tenant improvements are calculated based on a 10 year lease term, 75% renewal probability, $17.50 psf for new tenants and $10.00 psf for renewals. No tenant improvements were applied to anchor tenants.
      - No leasing commissions were applied since the borrower pays them from its management fee, per the management contract.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Competitive Retail Properties
================================================================================

Downtown Plaza

---------------------    ------------------------     -----------------    -----------   ----------------------
      Property                   Location                 Renovated         Size (sf)     Anchor/Major Tenants
---------------------    ------------------------     -----------------    -----------   ----------------------
Arden Fair Mall              Sacramento, CA           1957 / 1990 and       1,116,363     JC Penney, Nordstrom,
                         (Five miles northeast              1994                            Macy's and Sears
                            of Downtown Plaza)

Country Club Plaza           Sacramento, CA           1960 / 1970, 1986      540,000     Gottschalk's and Macy's
                         (Seven miles northeast           and 1989
                            of Downtown Plaza)

Florin Mall                  Sacramento, CA           1967 / 1976 and       1,020,446      JC Penney and Sears
                           (Seven miles southeast         1990
                           of Downtown Center)


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Eastland Center, West Covina, California
================================================================================

                                 [PHOTO OMITTED]


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Eastland Center, West Covina, California
================================================================================

                                 [MAP OMITTED]


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Property Highlights
================================================================================

Eastland Center

o     Location:                         West Covina, California

o     Property:                         846,781 sf power center

o     Overall Occupancy:                100% as of October 1999

o     In-line Occupancy:                100% as of October 1999

o     Year Built/Renovated:             1957 / 1997

o     Ownership Interest:               Fee

o     Anchor Tenants:                   Target (122,000 sf), Burlington Coat
                                        Factory (100,000 sf) and Mervyn's
                                        (79,800 sf)


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Property Highlights (cont'd)
================================================================================

Eastland Center
o     Sales Figures:

      -     1999 Total Sales(1):        $156,446,000
      -     1999 In-Line Sales(1):      $14,213,000 or $217 psf

o     1999 Occupancy Cost(2):           4.0% of Sales

o     Appraised Value:                  $67,000,000

o     LTV:                              62% based on allocated loan amount of
                                        $41,486,500

(1) Based on six months of actuals through 6/30/99 and six months of borrower's projections 7/1/99 through 12/31/99.
(2)   Based on trailing twelve months ending 9/30/99 for in-line space only.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Property Highlights (cont'd)
================================================================================

Eastland Center

o     DSCR (NCF):                       1.48x(1)

o     DSCR (NCF) at ARD:                1.65x(2)

(1) Calculated based on underwritten net cash flow of $5,487,080 and annual debt service of $3,714,617.
(2) Calculated based on projected balance of $37,265,967 at Anticipated Repayment Date.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Property Highlights (cont'd)
================================================================================

Eastland Center

o Eastland Center is an 846,781 sf power center located in West Covina, California, 25 miles east of downtown Los Angeles. Its location has visibility and traffic along the adjacent interstate freeway. The property was originally opened in 1956 as a two-level regional center and was renovated in 1998 to a power center.

o The property is currently 100% occupied with three primary anchors (Target, Burlington Coat Factory and Mervyns) and approximately 34 other tenants.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Property Highlights (cont'd)
================================================================================

Eastland Center

                                             --------  --------  ----------  --------------
                                                          %                    Long-Term
                                             Square    of Total    Lease     Credit Ratings
                                             Footage     GLA     Expiration  (Moody's/S&P)
                                             --------  --------  ----------  --------------
o     Anchors

      -     Target                           122,000    14.4%    1/31/26     A3 / A-
      -     Burlington Coat Factory          100,000    11.8     9/31/02     NR / NR
      -     Mervyn's                          79,800     9.4     1/31/06     A3 / A-
                                             -------   -----
      Subtotal: Anchor Tenants               301,800    35.6%

o     Major Tenants

      -     Coast Federal S&L Association     79,789     9.4%    11/20/10
      -     Lucky Market                      50,000     5.9      2/14/18
      -     Chick's Sporting Goods            48,163     5.7      8/1/07
      -     Bed, Bath & Beyond                42,500     5.0      2/1/04
                                             -------   -----
      Subtotal: Major Tenants                220,452    26.0%

o     Other Tenants                          324,529    38.3%
                                             -------   -----
o     Total GLA                              846,781   100.0%


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Sales Highlights
================================================================================

Eastland Center

                                           -------- --------  --------  --------
                                             1996     1997      1998     1999(1)
                                           -------- --------  --------  --------

o     Total Mall Sales ($ million) (1):      $89.8   $138.6    $146.5    $156.4

o     Mall Store Sales Per Square Foot (1):  $248     $214      $230      $217

o     Mall Store Occupancy Cost (2):          4.2%     4.9%      4.1%      4.0%

o     In-Line Occupancy (3):                  76%      94%      100%      100%

o     Overall Occupancy (3):                  N/A     97.5%     100%     100%(2)

(1) 1999 sales are estimated based on six months of actuals through 6/30/99 and six months of borrower's projections 7/1/99 through 12/31/99.
(2) For calendar year 1996, 1997, 1998 and trailing twelve months through September 30, 1999.
(3)   As of 12/31/96, 12/31/97, 12/31/98 and 9/30/99.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
In-Line Lease Rollover Profile(1)
================================================================================

Eastland Center


   [The following table was represented as a chart in the printed material.]

               % of GLA Expiring      Cumulative Expiration
               -----------------      ---------------------
2000                 0.0%                      0.0%
2001                 4.6%                      4.6%
2002                12.3%                     16.9%
2003                 9.4%                     26.3%
2004                 2.0%                     28.3%
2005                 8.7%                     37.0%
2006                 0.0%                     37.0%
2007                 8.2%                     45.2%
2008                 5.8%                     51.0%
2009                 9.9%                     60.8%

(1)   Based upon the expiration of in-line leases currently in place.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Financial Highlights
================================================================================

Eastland Center

                                         ----------     ----------       ----------       ----------
                                                                                              UW
                                            1997           1998            1999(1)         Cashflow
                                         ----------     ----------       ----------       ----------
o     Revenue                            $5,334,643     $6,185,634       $7,318,700       $8,096,883

o     Operating Expenses                  1,975,480      1,227,641        1,348,100        1,921,057
                                         ----------     ----------       ----------       ----------

o     Net Operating Income               $3,359,163     $4,957,993       $5,970,600       $6,175,826

o     TI, LC & Replacement Reserves                                                          688,746
                                                                                          ----------

o     Net Cash Flow                                                                       $5,487,080
                                                                                          ==========

(1)   Trailing 12 months ending September 30, 1999.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Financial Highlights (cont'd)
================================================================================

Eastland Center

Underwriting Assumptions

o     Revenues:

      -     Underwritten Base Rent is based on the 10/1/99 rent roll.
      - All underwritten additional income categories including Expense Recoveries, Percentage Rent, and Other Income are based on the borrower's 1999 budget.

o     Operating Expenses:

      - Underwritten Operating Expenses except Management Fees are based on the borrower's 1999 budget.
      - Underwritten Management Fees are calculated at 4% of EGI, less Expense Recoveries.

o   TI, LC and Replacement Reserves:

      -     Underwritten Replacement Reserves are $0.30 psf.
      - Tenant improvements are calculated based on a 12 year lease term, 80% renewal probability, $17.50 psf for new tenants and $8.75 psf for renewals. No tenant improvements were applied to anchor tenants
      - No leasing commissions were applied since the borrower pays them from its management fee, per the management contract.


LEHMAN BROTHERS                                              Warburg Dillon Read

Westfield Portfolio
Competitive Retail Properties
================================================================================

Eastland Center

---------------------    ------------------------     -----------------    -----------  ----------------------
      Property                   Location                 Renovated         Size (sf)    Anchor/Major Tenants
---------------------    ------------------------     -----------------    -----------  ----------------------
Plaza at West Covina         Long Beach, CA            1975 / 1990 and      1,200,000     Macy's, JC Penney,
                           (Two miles west of               1993                        Robinsons-May and Sears
                             Eastland Center)

Puente Hills Mall         City of Industry, CA         1974 / 1991 and      1,200,000    Robinsons-May, Sears
                           (Six miles south of              1997                            and AMC Theater
                             Eastland Center)

Sierra Center                Los Angeles, CA             1997 / N/A          220,766     Food For Less, Target
                           (Four miles west of                                              and Office Max
                            Eastland Center)


LEHMAN BROTHERS                                              Warburg Dillon Read